SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2009

INTERNATIONAL STEM CELL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2595 Jason Court, Oceanside, California 92056
(Address of principal executive offices, including zip code)

(760) 940-6383
(Registrant’s telephone number, including area code)

______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

International Stem Cell Corporation has expanded its senior management team to include greater capacity and flexibility as it expands its therapeutic and commercial activities for the remainder of 2009 and beyond.  Changes were made to appoint Professor Andrei Semetchkine, Ph.D., to Executive Vice President of ISCO, Jeffrey Janus, will continue to be CEO and President of Lifeline Cell Technology, the revenue generating subsidiary of ISCO and will also serve as Senior Vice President of Operations for the parent Company, ISCO.

William Adams, a founder of the Company who has been acting as CFO, has stepped down from his post as acting CFO as of June 30, 2009. Mr. Adams has also elected to resign from the Board of Directors, effective June 30, 2009.  Ray Wood, who had been the controller of the company, has been promoted to Vice President, Finance and Principal Financial Officer.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

Exhibit No.	Exhibit Description
99.1	Press Release dated July 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Stem Cell Corporation

	By:	/s/ Kenneth C. Aldrich
Kenneth C. Aldrich
Chief Executive Officer

Dated: July 6, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated July 6, 2009